1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

February 5th, 2014



Build a truly great place to work and bank.

FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Culture
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

Bank History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- One year anniversary from the initial public offering (IPO) reached in July 2013.

WASHINGTON CREDIT UNION

1ST SECURITY BANK

FS BANCORP, INC.

FSBW

Bank Culture

- Vision: Build a truly great place to work and bank.
- Mission: "'Live our Core Values' and 'wow' each other and our customers every day."
- Employ smart, driven, nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good to Great lessons


Lynnwood
Canyon Park
522
Edmonds
Mountlake
Terrace
Poulsbo
3
Bainbridge Island
Overlake
520
Capitol Hill
Bellevue
Seattle
90
5
405
Administrative Offices
Bellevue Home Lending
Canyon Park
Capitol Hill
Edmonds
Lynnwood
Mountlake Terrace Home Lending
Overlake
Poulsbo
Poulsbo Home Lending
Puyallup
167
16
Tacoma
5
Puyallup

Puget Sound Footprint

Snohomish County Banks 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: December 31, 2013

Coastal Community Bank	$428,547
1st Security Bank	$418,966
UniBank	$218,020
Pacific Crest Savings Bank	$167,585
Mountain Pacific Bank	$143,799
Prime Pacific Bank, N.A.	$122,767
The Bank of Washington	$122,593

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 2/04/2014. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Northwest Economy



- Jobs, Jobs, Jobs.
- Limited supply of "in city" housing.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Population growth, income growth, and housing affordability.

Financial History

Data prior to December 31, 2012 is reported for the Bank only.

	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009
Net Loans	$281,081	$274,949	$217,131	$230,822	$231,441
Total Assets	$419,187	$359,030	$283,793	$292,334	$281,836
Total Deposits	$336,876	$288,949	$246,418	$243,957	$230,985
Total Equity	$62,313	$59,897	$26,767	$24,795	$23,315
Net Income (Loss)	$3,920	*$5,295	$1,545	$1,602	$(4,574)

* Includes DTA allowance reversal of $2.3 million

Numbers presented in thousands (000's)

Income Statement

Twelve Months Ended
December 31, 2013 (Consolidated)

Interest Income	$21,733
Interest Expense	(2,178)
Net Interest Income (NII)	**19,555**
Provision for Loan Losses	(2,170)
NII after Provision	**17,385**
Noninterest Income	8,915
Noninterest Expense	(20,361)
Income Pre Tax Provision	**5,939**
Provision for Income Tax	(2,019)
Net Income	**$3,920**

Twelve Months Ended
December 31, 2012 (Consolidated)

Interest Income	$18,787
Interest Expense	(2,363)
Net Interest Income (NII)	**16,424**
Provision for Loan Losses	(2,913)
NII after Provision	**13,511**
Noninterest Income	6,164
Noninterest Expense	(16,477)
Income Pre Tax Provision	**3,198**
Benefit for Income Tax	2,097
Net Income	**$5,295**

Numbers presented in thousands (000's)

Balance Sheet

Numbers presented in thousands (000's)

As of December 31, 2013 (Consolidated)

Cash and Cash Equivalents	$ 41,085
Securities AFS at Fair Value	56,239
Loans Held for Sale	11,185
Loans Receivable, Net	281,081
Premises and Equipment, Net	13,818
Other Real Estate Owned	2,075
Other Assets*	13,704
TOTAL ASSETS	**$ 419,187**
Noninterest-bearing Deposits	45,783
Interest-bearing Deposits	291,093
Borrowings	16,664
Other Liabilities	3,334
TOTAL LIABILITIES	**356,874**
TOTAL EQUITY	**62,313**

As of December 31, 2012 (Consolidated)

Cash and Cash Equivalents	$ 9,413
Securities AFS at Fair Value	43,313
Loans Held for Sale	8,870
Loans Receivable, Net	274,949
Premises and Equipment, Net	12,663
Other Real Estate Owned	2,127
Other Assets*	7,695
TOTAL ASSETS	**$359,030**
Noninterest-bearing Deposits	34,165
Interest-bearing Deposits	254,784
Borrowings	6,840
Other Liabilities	3,344
TOTAL LIABILITIES	**299,133**
TOTAL EQUITY	**59,897**

***Includes accrued interest receivable, deferred tax asset, derivative fair value and other assets.**

Selected Financial Ratios

	(Consolidated) 12/31/2013	(Consolidated) 12/31/2012	(Bank Only) 6/30/2012*
Return on Average Assets	1.01%	1.64%**	0.81%
Net Interest Margin	5.33%	5.43%	5.39%
Efficiency Ratio	71.52%	72.95%	76.64%
Net Loans & Leases to Deposits****	86.76%	98.22%	79.77%
Non-Performing Assets to Total Assets	0.77%	1.13%	1.38%
ALLL/Total Loans and Leases not HFS	1.77%	1.68%	1.74%
Tier One Leverage Capital (Company)	15.50%	16.66%	8.88%
Book Value Per Share	$20.55	$19.92	N/A***

* Numbers reported for June 30th are quarterly results annualized.
** Includes DTA allowance reversal of $2.3 million.
*** Per share calculations are not available as the company became a stock savings bank on July 9, 2012.
**** Includes Loans Held for Sale.

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 12/31/2013

Type	Percentage of Gross Loans including HFS
Consumer Lending	41%
Commercial Real Estate	27%
Business Lending	16%
Residential Lending	16%
TOTAL	100%

Actual 12/31/2012

Type	Percentage of Gross Loans including HFS
Consumer Lending	38%
Commercial Real Estate	24%
Business Lending	25%
Residential Lending	13%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and Consumer HFS. Commercial real estate consists of owner and non owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential liens including home equity and held for sale.

1ST SECURITY BANK

FS BANCORP, INC.

Consumer Lending

Q4 2013 Highlights

- $122.7 million Outstanding
- $17.2 million in Dealer Originations (Up 54% from comparable fourth quarter 2012)
- Average Yield of 8.72% in Q4 2013, down from 8.90% in Q4 2012
- Top 10 Dealers accounted for $12.6 million (74%) of loan originations in Q4 2013

2009-2013 Portfolio Credit Quality



80
60
40
20
0
<680
680-719
720+
2009
2013

Q4 2013 Dealer Production by State

- 26.4% Washington
- 28.81% Oregon
- 44.78% California

Portfolio Characteristics



Indirect home improvement
Marine
Solar
Automobile
Other
1%
2%
14%
9%
74%

Home Lending

2013 Q4 Closings: $46.9 million

- Retail and 3rd Party Originations
- 4th Quarter Purchase Closings: 80.5%
- Purchased $2.2 million in 3rd party originated loans


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Quarterly Closed Volume (in millions)

Home Lending

2013 Servicing unpaid principal balance $235.7 million

- Fourth quarter increase in Notional servicing: $19.0 million
- Book value for mortgage servicing rights: 0.89%
- 3rd Party market value of servicing rights: 1.255%
- Weighted average coupon: 3.96%

2013 Q4 Margins on loan sales:

- Margins on loans sold in Q4 of 2.22%.
- Down from 2.52% Q3 2013 margins.
- Tightening of margins with a focus on purchase transactions.
- Margins reported are on "sold" loans only.


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.41%
1.83%
2.11%
2.82%
2.79%
2.24%
2.52%
2.22%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Margin on Loans Sold

Commercial Business Lending

2013 Fourth Quarter Summary

- $49.2 million outstanding as of 12/31/13.
- $101.6 million committed as of 12/31/13.
- $4.0 million in warehouse outstanding, down from $38.9 million outstanding as of December 2012.

2013 Mortgage Warehouse Lines

- Commitment decreased to $38.0 million from $49.0 million quarter over quarter.
- Outstanding balances at December 31, 2013 decreased to $4.0 million from $10.0 million as of quarter end September 2013.

2013 4th Quarter Product Mix


$4,002
8%
$45,242
92%
C+I
Warehouse

2011 – 2013 Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Data reported in thousands (000's) unless otherwise noted

Residential Construction Lending

Portfolio Highlights:

- $20MM in 2013 Q4 Originations.
- $66.7 million Committed as of 12/31/13.
- $41.6 million Outstanding as of 12/31/13.
- 6.43% Average Interest Rate.
- 87% of Originations in King County since the start of the Residential Construction portfolio.

December 31, 2013 Concentration (Committed)


$62 million
Vertical
Construction
93%
7%
$4.7 million
Finished Lots

*Data as of 12/31/2013

Non-performing Loans and OREO


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
Non-accrual Loans
REO

Numbers reported in thousands (000's)

Deposit Trends

As of December 31, 2013 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$31,360
9%
$73,075
21%
$98,501
29%
$134,507
40%

Numbers reported in thousands (000's)

As of December 31, 2012 (Consolidated)


Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
$20,449
7%
$58,513
20%
$83,929
29%
$126,058
44%

Numbers reported in thousands (000's)

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Management Strategy

- Primary deployment through organic asset growth
- Declared fourth quarterly cash dividend of 5 cents per share for shareholders of record on February 14, 2014 and payable on February 24, 2014
- $11.8 million in cash held at FS Bancorp, Inc. as of year-end 2013
- Participation opportunities with the subsidiary bank
- Continued focus on increasing shareholder value through business plan execution

Contact Information

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
425-697-8076

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace
Washington 98043